MFS(R) INSTITUTIONAL TRUST:

                      MFS(R) INSTITUTIONAL CORE EQUITY FUND
                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
             MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND
                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                    MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND
                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
                MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND
                       MFS(R) INSTITUTIONAL RESEARCH FUND

                        Supplement to Current Prospectus

Effective immediately, the first two paragraphs under the caption "Other Information - Pricing of Fund Shares" in the Trust's prospectus are replaced in their entirely by the following:

The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each fund values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, each fund uses the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset value, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time.

Effective immediately, the first and second paragraphs under the caption "How To Purchase, Exchange and Redeem Shares--Other Considerations" in the Trust's prospectus are replaced in their entirety by the following:

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by a financial intermediary, including a retirement plan sponsor through which the transaction is placed. In the event that a fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The funds reserve the right to delay for up to two business days the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will be processed at the conclusion of the delay period.

Excessive Trading Policies. Excessive trading into and out of the funds can disrupt portfolio investment strategies and increase fund operating expenses. The funds are not designed to accomodate excessive trading practices. The funds and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the funds receive purchase, exchange and redemption orders from retirement plans and other institutional investors which maintain omnibus accounts with the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among retirement plans and other institutional investors. These arrangements often permit multiple investors (e.g., plan participants) to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund. Therefore, the ability of the funds to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the funds.

Effective immediately, the following is added to the prospectus:

Legal Proceedings. Massachusetts Financial Services Company ("MFS"), the Trust's investment adviser, has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigations of practices in the mutual fund industry identified as "market timing" mutual fund shares. MFS is cooperating with respect to these investigations. MFS has been informed that the SEC is considering whether to institute an enforcement action against MFS alleging false and misleading disclosure in certain MFS fund prospectuses and breach of fiduciary duty concerning market timing. The NYAG has also indicated that it is considering whether to commence an enforcement proceeding against MFS relating to these practices. MFS continues to discuss these matters with the SEC and the NYAG. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that MFS provide information to them.

In December 2003, MFS and Sun Life Financial Inc., along with certain MFS funds and Trustees who serve on the Board of Trustees of these MFS funds, were named as defendants in class action lawsuits filed in the United States District Court, District of Massachusetts seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain MFS funds during specified periods. The suits allege that certain defendants permitted market timing and late trading in the MFS funds which allegedly caused financial injury to the funds' shareholders. The defendants are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, sanctions, penalties, damages or injunctions regarding MFS, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance of MFS' mutual fund business.

Although MFS does not believe that these regulatory developments or lawsuits will have a material adverse effect on the funds, there can be no assurance that these matters, the ongoing adverse publicity and/or other developments resulting from these matters will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences for the funds.


                 The date of this supplement is January 1, 2004.